UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 31, 2012

ZILLOW, INC.

(Exact name of registrant as specified in its charter)

Washington	001-35237	20-2000033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 Second Avenue, Floor 31, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)

(206) 470-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Zillow, Inc. (“Zillow”) under Items 2.01 and 9.01 on May 31, 2012 (the “Initial 8-K”). As previously reported in the Initial 8-K, on May 31, 2012, Zillow, through its wholly owned subsidiary, Renegade Acquisition, Inc., a Delaware corporation (“Merger Sub”), consummated its acquisition of RentJuice Corporation, a Delaware corporation (“RentJuice”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) by and among Zillow, RentJuice, Merger Sub and Shareholder Representative Services LLC, acting as the stockholder representative, dated May 2, 2012. Under the terms and subject to the conditions of the Merger Agreement, Merger Sub merged with and into RentJuice with RentJuice remaining as the surviving company and a wholly owned subsidiary of Zillow (the “Merger”). This Amendment No. 1 is being filed to include the financial information required under Item 9.01.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited condensed interim financial statements of RentJuice as of March 31, 2012 and for the three months ended March 31, 2012 and 2011 are filed as Exhibit 99.2 to this Amendment No. 1. The audited financial statements of RentJuice as of December 31, 2011 and 2010 and for each of the two years in the period ended December 31, 2011 are filed as Exhibit 99.3 to this Amendment No. 1.

(b) Pro forma financial information.

The unaudited pro forma financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.4 to this Amendment No. 1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated May 2, 2012, by and among Zillow, Inc., RentJuice Corporation, Renegade Acquisition, Inc. and Shareholder Representative Services LLC (incorporated by reference to Exhibit 2.1 of the Zillow, Inc. Current Report on Form 8-K filed May 2, 2012 (Commission File Number 001-35237))

23.1	Consent of Ernst & Young LLP, Independent Auditors

99.1	Press release dated June 1, 2012 entitled “Zillow Completes Acquisition of RentJuice” issued by Zillow, Inc. on June 1, 2012 (incorporated by reference to Exhibit 99.1 of the Zillow, Inc. Current Report on Form 8-K filed June 1, 2012 (Commission File Number 001-35237))

99.2	Unaudited condensed interim financial statements of RentJuice Corporation as of March 31, 2012 and for the three months ended March 31, 2012 and 2011

99.3	Audited financial statements of RentJuice Corporation as of December 31, 2011 and 2010 and for each of the two years in the period ended December 31, 2011

99.4	Unaudited pro forma financial information as of and for the three months ended March 31, 2012 and for the year ended December 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2012	ZILLOW, INC.

	By:	/s/ SPENCER M. RASCOFF
	Name:	Spencer M. Rascoff
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated May 2, 2012, by and among Zillow, Inc., RentJuice Corporation, Renegade Acquisition, Inc. and Shareholder Representative Services LLC (incorporated by reference to Exhibit 2.1 of the Zillow, Inc. Current Report on Form 8-K filed May 2, 2012 (Commission File Number 001-35237))

23.1	Consent of Ernst & Young LLP, Independent Auditors

99.1	Press release dated June 1, 2012 entitled “Zillow Completes Acquisition of RentJuice” issued by Zillow, Inc. on June 1, 2012 (incorporated by reference to Exhibit 99.1 of the Zillow, Inc. Current Report on Form 8-K filed June 1, 2012 (Commission File Number 001-35237))

99.2	Unaudited condensed interim financial statements of RentJuice Corporation as of March 31, 2012 and for the three months ended March 31, 2012 and 2011

99.3	Audited financial statements of RentJuice Corporation as of December 31, 2011 and 2010 and for each of the two years in the period ended December 31, 2011

99.4	Unaudited pro forma financial information as of and for the three months ended March 31, 2012 and for the year ended December 31, 2011

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